                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 23, 2001.
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                       Oakwood Mortgage Investors, Inc.
                       --------------------------------
              (Exact name of registrant as specified in charter)

               Nevada                333-72621            88-0396566
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     (State or other jurisdiction   (Commission         (IRS Employer
       of incorporation)            File Number)     Identification No.)

       101 Convention Center Drive, Suite 850, Las Vegas, Nevada  89109
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            (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
                                                          --------------

================================================================================
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

     The Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), pursuant to which the Underwriters will agree to purchase and offer for sale to the public approximately $203,944,000 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 2001-D, Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 (the "Offered Securities"). The Offered Securities will be registered for sale under the Registrant's effective Shelf Registration Statement on Form S-3 (333-72621), and will be offered pursuant to the Prospectus and a related Prospectus Supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

     In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers a "Series Term Sheets" as such term is defined in the No-Action response letter to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), in the No-Action response letter to Kidder, Peabody & Co., Incorporated and certain affiliates thereof (publicly available May 20, 1994) and in the No-Action Letter response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available February 17, 1995), respectively. In accordance with such No-Action letters, the Registrant is filing herewith such Series Term Sheet as Exhibit 99.1.

     In addition, the Registrant is filing Exhibits 5.1, 8.1 and 23.1 listed in
Item 7(c) below in connection with the proposed issuance of the Offered Securities.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c)  Exhibits.

            5.1   Legality Opinion of Messrs. Hunton & Williams

            8.1   Tax Opinion of Messrs. Hunton & Williams (included in Exhibit
                  5.1)

            23.1  Consent of Messrs. Hunton & Williams (included in Exhibit 5.1)

            99.1  Copy of Series Term Sheet

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     August 23, 2001                         OAKWOOD MORTGAGE INVESTORS, INC.

                                             By: /s/ Dennis W. Hazelrigg
                                                 ------------------------------
                                             Name:  Dennis W. Hazelrigg
                                             Title: President

                               INDEX TO EXHIBITS
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                                                                            Page
                                                                            ----

5.1   Legality Opinion of Messrs. Hunton & Williams.......   [Electronic Format]

8.1   Tax Opinion of Messrs. Hunton & Williams
      (included in Exhibit 5.1)...........................   [Electronic Format]

23.1  Consent of Messrs. Hunton & Williams
      (included in Exhibit 5.1)...........................   [Electronic Format]

99.1  Copy of Series Term Sheet...........................   [Electronic Format]